Exhibit 99.1

Annual Meeting of Shareholders May 5, 2015

This image cannot currently be displayed. Special Cautionary Notice Regarding Forward-Looking Statements During the course of this presentation, there may be projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation.

Bank Failures Source: FDIC Banking Profile

Number of FDIC Insured Institutions Source: FDIC Banking Profile

Net Income At Year-End in Millions of Dollars

KBW Announces 2014 Bank Honor Roll Award Winners Published Apr 13,2015 9:00a.m Et 25 U.S. Banking Institutions Recognized Exceptional 10-rear Track Record NE\V YORK. Apr 13. 2015 (BUSINESS) -KBW a full-service. boutique investment bank and broker-dealer that specializes in the financial senrvices sector. and a wholly owned subsidiary of Stifel Financial Corp. SF. -{)_58” _ today named 25 U.S. banking institutions to its coveted “Bank Honor Rou•• of superior performers. Honor Roll winners are publicly traded banking mutations with more than $500 million in total assets that meet the following three conditions: • No annual loss reported in net income per share before extraordinary items other the past 10 years~ • 2014 annual :reported net income per share before extraordinary items equal to or greater than peak net income per share other the past 1 0 years: and • Consecutive increases in net income per share before extraordinary items since 2009. KB\V found that 25 banking institutors. out of nearly 400 total companies screened. no,,• qualify for inclusion on the KB\V Bank Honor Roll; down from 31 institutions in the prior year. A total of two ne,-.• members made this year’s list: First ~-lid-Illinois Bancshares. Inc.(FMBH) and ~!iddlefietd Bane Corp. ~!BCN). There are also 23 returning members that made this year’s list: 1st Sourct Corporation (SRCE). AC~B Corporation (ACJ:\13). Auburn ~arional Bancorporation. Inc. (AUBN). Bancfirst Corporation (BAl”~• Cas~ Information Systems, Inc. (CASS). Century Bancorp.lnc. (C~KA). Eaglt B:mcorp. Inc. (EGB~. Enttrpri~t Bancorp.lnc. (EBTC). First Dtfianct Financial Corp. (FDEF). First Financinl Bnnksharts. Inc. (FFIN). Gtrman .-\.mtricnn Bnncorp. Inc. (GABC). Grtent County Bancorp.lnc. (GCBC). Hingham Institution for Sa,ing~ (HIFS). Lakeland Financial Corporation (LKFN). Oak Yalley Bancorp (0\”LY) . Prosptriry Bancsharts. Inc. (PB). Signature Bank (SBNY). Stock Yards Bancorp. Inc. (Si13T). Towne Bank (TOWN). l’.S. Bancorp (ljSB). n •ashington Trust Bnncorp. Inc. (WASH). \Ytlls Fargo & Company (WFC). and \YtsBanco. Inc. (\VSBC). •~The Bank Honor Roll lS a way for KBW to acknowledge comparues that ha\•e succeeded during what was a very challenging decade for banks,” noted Fred Cannon. Global D1tector of Research at KB\V . .. These institutions have flourished by differentiating themselves from their peers. \~•hile at the same time. positioning themseh:es for further growth in what continues to be a difficult rate environment_•• In terms of stock price performance. Bank Honor Roll companies stgw.ficantly outperformed the banking industry during the five-year period between 2009 and 2014. Award Winners

David W. Cathell EVP, Treasurer & Chief Financial Officer

Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios into one of five defined categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. Tier 1 Total Risk-Based Leverage Ratio Capital Ratio FDICIA Standard, Greater than or Equal to Greater than or Equal to Well Capitalized 5.0% 10.0% ACNB Bank at 12/31/2014 8.86% 14.01%

Regulation of Bank The Pennsylvania Department of Banking and Securities, which has primary supervisory authority over banks chartered in Pennsylvania, regularly examines banks in such areas as reserves, loans, investments, management practices, and other aspects of operations. The FDIC is the primary federal regulator of state-chartered banks and also regularly examines state-chartered banks for safety and soundness. These examinations are designed for the protection of the subsidiary bank’s depositors rather than ACNB Corporation’s stockholders.

Balance Sheet Trends At Year-End in Millions of Dollars

Net Income At Year-End in Millions of Dollars

Net Interest Income At Year-End in Millions of Dollars

Stockholders’ Equity At Year-End in Millions of Dollars

Book Value Per Share At Year-End in Dollars

Share Price vs. Tangible Book Value

Total Return Performance

James P. Helt EVP/Banking Services

Total Loans At Year-End in Millions of Dollars

Loan Volume by Segment At Year-End in Millions of Dollars

Allowance for Loan Losses At Year-End as Percentage of Total Loans

Non-Performing Loans At Year-End as Percentage of Total Loans

Other Real Estate Owned At Period-End in Dollars

Net Loan Losses to Total Loans At Year-End as Percentage of Total Loans

Total Deposits At Year-End in Millions of Dollars

Deposit Volume by Segment At Year-End in Millions of Dollars

Chambersburg Office – Norland Avenue

Chambersburg Office – Norland Avenue

Chambersburg Office – Norland Avenue

Chambersburg Office – Norland Avenue

Chambersburg Office – Norland Avenue

Chambersburg Office – Wayne Avenue

York Loan Office

Rite Aid ATM Network We’ve expanded our ATm network Over 600 ATM machines available in PA & MD Rite Aids.

ACNB Bank Footprint

Lynda L. Glass EVP, Secretary & Chief Governance Officer

Bank Risk Management • Credit Risk • Interest Rate and Market Risk • Liquidity Risk • Transaction and Operational Risk • Legal and Compliance Risk • Strategic Risk • Reputation Risk

Transaction & Operational Risk Focus • Electronic Payment Systems • Online and Mobile Banking • Cybersecurity • Information Security • Third-Party Breaches

ACNB Bank Responses • Internal Systems and Network Protocols and Testing • Risk and Fraud Analytics with Anomaly Detection • Multifactor Authentication • EMV-Enabled Debit Card Reissuance • Customer Communications and Education • Employee Communications and Education • Engaged Information Systems and Risk Management Teams • Comprehensive Information Security Program • Vendor Due Diligence • Participation in Industry Collaborative Efforts

ACNB Bank Online Security Center

Online & Mobile Banking Security • Use Strong, Unique Passwords for All Devices and Logins • Use Multifactor Authentication for Online Banking and Transactions • Update Devices with Latest Security and Antivirus Releases • Secure Wireless Networks • Dispose of Devices Properly • Do Not Open Emails or Attachments from Unknown Sources • Beware of Phishing Attempts • If PC Compromised, Shut Down and Unplug

ATM & Debit Card Security • Observe Surroundings at ATM • Watch for Fraudulent Devices Attached to ATM • Block View of Others When Entering PIN • Treat and Secure Card as if Cash • Do Not Write PIN on Card or Keep PIN with Card • Review Account Activity • Report Lost or Stolen Card Immediately

Shareholder Profile Number of Outstanding Shares at March 31

Registered Shareholders by Geography Number of Registered Holders at March 31

Registered Shareholders by Share Ownership Number of Registered Holders at March 31

Dividend Reinvestment & Stock Purchase Plan Total Plan Investment at Year-End in Dollars

2015 Registered Shareholder Voting Method As of May 1: • Vote by Proxy Card – 86% • Vote by Internet – 7% • Vote by Telephone – 7%

www.acnb.com ACNB Bank Website

www.acnb.com ACNB Corporation Website Pages

Karen B. Arthur FVP & Senior Trust Officer

Trust Assets At Year-End in Millions of Dollars

Trust Fee Income At Year-End in Thousands of Dollars

Trust Fee Income by Segment At Year-End in Thousands of Dollars

Trust & Investment Services Offering NOT A DEPOSIT . NOT FDIC-INSURED . NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY . NOT GUARANTEED BY THE BANK . MAY GO DOWN IN VALUE • $50,000 Minimum Investment • Personalized Planning • Local Expert Advice • Daily Access

Trust & Investment Services Offering NOT A DEPOSIT . NOT FDIC-INSURED . NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY . NOT GUARANTEED BY THE BANK . MAY GO DOWN IN VALUE • Opened 42 Accounts in 2014 • New Business of $3.4 Million • 1% Annual Fee • Client Niche

Frank C. Russell, Jr. President & CEO

Russell Insurance Group Net Income GAAP Basis at Year-End

Russell Insurance Group EPS Earnings Per Share at Year-End

Russell Insurance Group Total Revenue in Thousands of Dollars

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